UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 13, 2025

Benchmark 2025-V16 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002060845)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

Bank of Montreal

(Central Index Key number 0000927971)

(Exact name of sponsors as specified in their charters)

Delaware	333-286596-01	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York		10013
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, with a reporting date of July 22, 2025 (the “July 22, 2025 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on July 24, 2025 under SEC Accession No. 0001539497-25-001980, with respect to the Benchmark 2025-V16 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-V16 (the “Certificates”), as and to the extent described below. The purpose of this amendment is to: (a) replace the version of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the July 22, 2025 Form 8-K with the updated version of the Pooling and Servicing Agreement attached to this Form 8-K/A as Exhibit 4.1, which (i) adds conformed signatures to the previously filed version, (ii) fixes some exhibit cross-references and (iii) affixes common codes to Exhibits A-9 and A-10 of the form of Certificate exhibits to the Pooling and Servicing Agreement; and (b) replace the version of the WFCM 2025-5C5 PSA previously filed as Exhibit 4.8 to the July 22, 2025 Form 8-K with the updated version of the WFCM 2025-5C5 PSA attached to this Form 8-K/A as Exhibit 4.2. Effective upon the filing of this Form 8-K/A, Exhibits 4.1 and 4.8 of the July 22, 2025 Form 8-K are replaced and superseded in their entirety by Exhibits 4.1 and 4.2, respectively, to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the July 22, 2025 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2025, among Citigroup Commercial Mortgage Securities Inc., as Depositor, Trimont LLC, as Master Servicer, LNR Partners, LLC, as Special Servicer, Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer, Citibank, N.A., as Certificate Administrator, and Wilmington Savings Fund Society, FSB, as Trustee

Exhibit 4.2	Pooling and Servicing Agreement, dated as of July 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as trustee and certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, pursuant to which the Wells Fargo Commercial Mortgage Trust 2025-5C5, Commercial Mortgage Pass-Through Certificates, Series 2025-5C5 were issued

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2025	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

Benchmark 2025-V16 – Form 8-K/A